                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant

Check the appropriate box:

         Preliminary Proxy Statement     CONFIDENTIAL, FOR USE OF THE COMMISSION
                                         ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]      Definitive Proxy Statement
         Definitive Additional Materials
         Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           COHESANT TECHNOLOGIES INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1)      Title of each class of securities to which transaction applies:
        (2)      Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        (4)      Proposed maximum aggregate value of transaction:
        (5)      Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                           COHESANT TECHNOLOGIES INC.
                        5845 West 82nd Street, Suite 102
                           Indianapolis, Indiana 46278



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 12, 2003



        The Annual Meeting of Stockholders of Cohesant Technologies Inc. will be held at, the Company's facility, 5845 West 82nd Street, Indianapolis, Indiana 46278 on Thursday June 12, 2003 at 12:00 noon, local time, for the following purposes:

        1. To elect five Directors;

        2. To approve amendments to the 1994 Employee Stock Option Plan;

        3. To ratify the appointment of Ernst & Young LLP as auditors of the Company for fiscal 2003;

        4. To transact such other business as may properly come before the meeting.

        The Board of Directors has fixed the close of business on April 14, 2003, as the record date for determining stockholders who are entitled to notice of the meeting and to vote.

        YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE PROVIDED FOR THAT PURPOSE, WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE SHARES IN PERSON.

        The Proxy Statement accompanies this Notice.


                                       Morris H. Wheeler
                                       President and Chief Executive Officer

April 28, 2003
By Order of the
Board of Directors

                           COHESANT TECHNOLOGIES INC.
                        5845 West 82nd Street, Suite 102
                           Indianapolis, Indiana 46278


                               2003 ANNUAL MEETING
                                  June 12, 2003


THE PROXY AND SOLICITATION

         This Proxy Statement is being mailed on April 28, 2003 to the stockholders of Cohesant Technologies Inc. (the "Company") in connection with the solicitation by the Board of Directors of the enclosed form of Proxy for the 2003 Annual Meeting of Stockholders to be held on June 12, 2003. Any stockholder signing and returning the enclosed Proxy has the power to revoke it by giving notice of such revocation to the Company in a subsequently dated writing or in the open meeting before any vote with respect to the matters set forth therein is taken. Attendance at the Annual Meeting will not, in itself, constitute revocation of a previously granted Proxy. The representation in person or by Proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to provide a quorum at the Annual Meeting. The nominees for Directors receiving the greatest number of votes will be elected. The proposals regarding the amendments to the stock option plan and the ratification of the auditors require approval only by a majority of the votes cast. As a result, although abstentions and broker non-votes will not be counted in determining the outcome of any vote, they will be counted in determining whether a quorum has been achieved. The cost of soliciting the Proxy will be borne by the Company.

PURPOSES OF ANNUAL MEETING

         The Annual Meeting has been called for the purposes of (1) electing five Directors; (2) approving amendments to the 1994 Employee Stock Option Plan to increase the number of shares available for issuance and to extend its term;
(3) ratifying the selection of Ernst & Young LLP as auditors of the Company for fiscal 2003; and (4) transacting such other business as may properly come before the meeting.

         The two persons named in the enclosed Proxy have been selected by the Board of Directors and will vote shares of Common Stock represented by valid Board of Directors' Proxies. They have indicated that, unless otherwise indicated in the enclosed Proxy, they intend to vote for the election of the nominees listed below and in favor of the proposals listed in Item 2 and 3 above.

         The Company has no knowledge of any other matters to be presented at the meeting, except the reports of officers on which no action is proposed to be taken. In the event that other matters do properly come before the meeting, the persons named in the Proxy will vote in accordance with their judgment on such matters.

VOTING SECURITIES

         The Board of Directors has fixed the close of business on April 14, 2003 as the record date for determining stockholders entitled to notice of the meeting and to vote. On that date, 2,580,865 shares of Common Stock were outstanding and entitled to vote on all matters properly brought before the Annual Meeting.

OWNERSHIP OF VOTING SECURITIES

         The following table sets forth, as of April 14, 2003, certain information concerning those persons known to the Company, based on information obtained from such persons, with respect to the beneficial ownership (as such term is defined in rule 13d-3 under the Securities Exchange Act of 1934, as amended) of shares of common stock of the Company by (i) each person known by the Company to be the owner of more than 5% of the outstanding shares; (ii) each Director, (iii) each executive officer named in the Summary Compensation Table and (iv) all Directors and executive officers as a group:

                                                                 PERCENTAGE OF
    NAME AND ADDRESS                 AMOUNT AND NATURE OF         OUTSTANDING
  OF BENEFICIAL OWNER                BENEFICIAL OWNERSHIP        SHARES OWNED
  -------------------                --------------------        -------------
Morton A. Cohen
1801 East 9th Street
Cleveland, Ohio 44114                  1,377,405(1)(2)              53.3%

Clarion Capital Corporation
1801 East 9th Street
Cleveland, Ohio 44114                  1,175,980                    45.6%

Michael L. Boeckman                       16,983(2)                   *

Dwight D. Goodman                         74,405(2)                  2.9%

Richard L. Immerman                       49,500(2)                  1.9%

Morris H. Wheeler                         72,748(3)                  2.8%

Richard A. Mordarski                      56,781(4)                  2.2%

J. Stewart Nance                         105,081(5)(6)               4.1%

All directors and executive
officers as a group (8 persons)        1,786,861(7)                 67.7%

* Represents less than 1%

(1) Includes 1,175,980 shares owned of record by Clarion Capital Corporation ("Clarion"), an entity of which Mr. Cohen is a principal.

(2) Includes shares issuable upon exercise of options exercisable within 60 days of the date hereof as follows: Mr. Cohen 5,000 shares, Mr. Boeckman 5,000 shares, Mr. Goodman 3,750 shares, Mr. Immerman 12,500 shares.

(3) Includes 25,000 shares issuable upon exercise of options exercisable within 60 days of the date hereof. Includes 1,248 shares owned in the Company sponsored 401k Plan as of March 31, 2003.

(4) Includes 2,500 shares issuable upon exercise of options exercisable within 60 days of the date hereof. Includes 5,281 shares owned in the Company sponsored 401k Plan as of March 31, 2003.

(5)  Includes 825 shares owned by children of Mr. Nance.

(6) Includes 3,250 shares issuable upon exercise of options exercisable within 60 days of the date hereof. Includes 37,733 shares owned in the Company sponsored 401k Plan as of March 31, 2003.

(7) Includes 59,000 shares issuable upon exercise of options exercisable within 60 days of the date hereof. Includes 47,702 shares owned in the Company sponsored 401k Plan as of March 31, 2003.

ELECTION OF DIRECTORS

         Five directors are to be elected at the Annual Meeting, to hold office from election until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified. The following table sets forth certain information regarding the nominees, based upon data furnished to the Company by such persons as of April 14, 2003. In the event of the death of or inability to act of any of the nominees, the Proxies will be voted for the election as a Director of such other person as the Board of Directors may recommend. The Board of Directors has no reason, however, to anticipate that this will occur.

                                                                       DIRECTOR
    NAME                       PRINCIPAL OCCUPATION AND AGE             SINCE
    ----                       ----------------------------             -----

Michael L. Boeckman         Chief Financial Officer and
                            Administrative Partner of
                            Cohen & Co.; age 56                          1994

Morton A. Cohen             Chairman and Chief Executive
                            Officer of Clarion Corp.; age 68             1994

Dwight D. Goodman           Chairman; age 69                             1994

Richard L. Immerman         President of BleachTech LLC; age 52          1998

Morris H. Wheeler           President and Chief Executive
                            Officer; Age 42                              1996

         MICHAEL L. BOECKMAN has been a Director of the Company since 1994. Mr. Boeckman has been Administrative Partner and Chief Financial Officer of Cohen & Co., a Cleveland based accounting firm (no relation to Morton A. Cohen), since October 2000 and December 1996, respectively. From May 1996 through December 1996, Mr. Boeckman was a self-employed business consultant. From July 1994 until May 1996, Mr. Boeckman was the Company's President and Chief Operating Officer.

         MORTON A. COHEN has been a Director of the Company since 1994. From July 1994 until December 2001, Mr. Cohen had been the Chairman of the Board. He served as the Company's Chief Executive Officer from 1994 to January 1998. Mr. Cohen has been Chairman of the Board of Directors and Chief Executive Officer of Clarion Capital Corporation ("Clarion"), a private, small business investment company, for more than five years. He is also a director of Zemex Corporation, an industrial minerals company. Mr. Cohen is the father-in-law of Morris H. Wheeler.

         DWIGHT D. GOODMAN has been a Director of the Company since its inception and has been the Chairman of the Board since January 2002. Mr. Goodman was Chief Executive Officer of the Company from January 1998 to December 2001 and President of the Company from July 1996 to December 2001, and prior thereto held various executive offices. Mr. Goodman had been the President and Chief Executive Officer of GCI from 1984 to 1996.

         RICHARD L. IMMERMAN has been a Director of the Company since 1998. Mr. Immerman has been President of BleachTech LLC, a company intending to manufacture sodium hypochlorite, since its inception in January 2002. Mr. Immerman is a partner of Chemical Ventures (marketer of magnesium chloride), a position he has held for over five years.

         MORRIS H. WHEELER has been a Director of the Company since 1996 and Chief Executive Officer and President since January 2002. In 1999, Mr. Wheeler founded Drummond Road LLC, an investment management company involved in the management of the venture capital portfolio of Clarion Capital Corporation("Clarion"). Prior to founding Drummond Road, from April 1998 to June 1999, Mr. Wheeler was the founder and Chief Executive Officer of sputnik7.com (formerly BlueTape, LLC), an Internet media company, which won a Webby for Music Entertainment. Prior to April 1998, Mr. Wheeler served in various executive capacities with Clarion. He also served as President of Clarion Management Ltd., an investment management and consulting company from April 1996 to April
1998. Mr.
                                       3

Wheeler holds a degree in economics from the University of Massachusetts at Amherst and a J.D. from the Yale Law School and is the son-in-law of Morton A. Cohen, the Company's major beneficial shareholder.

         Each non-employee director receives an annual retainer of $5,000, plus $500 and reimbursement for expenses for each meeting attended. The Board of Directors has two standing committees, which are the Compensation Committee, the members of which are Michael Boeckman, Morton Cohen (Chairman) and Dwight Goodman, and the Audit Committee, the members of which are Michael Boeckman, Morton Cohen (Chairman) and Richard Immerman.

         During the fiscal year ended November 30, 2002, there were six meetings of the Company's Board of Directors , three meetings of the Compensation Committee and two meetings of the Audit Committee. Other actions were taken by written action signed by all of the Board or Committee members. Each incumbent Director has attended all of the Board meetings, except for Mr. Boeckman who did not attend one meeting. The Board of Directors has no nominating committee.

AUDIT COMMITTEE REPORT

         The following report of the Audit Committee describing the Committee's discussions with the Company's independent auditors and the Committee's review of the Company's audited financial statements.

         Management of the Company is responsible for the Company's internal controls and the financial reporting process. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. The Committee operates pursuant to a written charter, a copy of which was attached to the 2001 proxy statement.

         In this context, the Audit Committee has met and held discussions with management and the Company's independent auditors. Management has represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee also discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         The Company's independent auditors also provided to the Committee the written disclosures and the letter required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent auditors that firm's independence. Each committee member is an independent director as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. listing standards.

         Based on the Committee's discussions with management and the independent auditors and the Committee's review of the representations of management and the report of independent auditors to the Committee, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended November 30, 2002 as filed with the Securities and Exchange Commission.

         This report by the Audit Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under such Acts.


                                            AUDIT COMMITTEE
                                            Morton A. Cohen, Chairman
                                            Michael L. Boeckman
                                            Richard L. Immerman

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company with respect to its most recent fiscal year and Form 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and written representations from reporting persons that no Form 5 was required, the Company believes that during the fiscal year ended November 30, 2002, all filing requirements applicable to its executive officers and Directors were timely met.

EXECUTIVE COMPENSATION

         The following table sets forth information relating to the annual and long-term compensation for the fiscal years ended November 30, 2002, 2001 and 2000 for the chief executive officer and the other executive officers who received compensation in excess of $100,000 during the fiscal 2002 year.


                           SUMMARY COMPENSATION TABLE

                                                                                            LONG TERM
                                                                                           COMPENSATION
                                                     ANNUAL COMPENSATION                      AWARDS
                              -----------------------------------------------------------  ------------

                                                                                            SECURITIES
                                                                                            UNDERLYING
         NAME AND             FISCAL                                      OTHER ANNUAL       OPTIONS         ALL OTHER
    PRINCIPAL POSITION         YEAR          SALARY          BONUS       COMPENSATION (1)    (SHARES)     COMPENSATION (2)
    ------------------         ----          ------          -----       ----------------   ----------    ----------------

Dwight D. Goodman               2002        $ 37,917        $      0            $ 0                 0        $  3,695
  Chief Executive               2001         125,000          36,000              0             7,500           5,254
  Officer through               2000         125,000          36,000              0                 0           4,849
  December 2001

Morris H. Wheeler               2002         100,000          35,000              0                 0           1,918
  President and Chief           2001               0               0              0            50,000               0
  Executive Officer             2000               0               0              0                 0               0

Richard A. Mordarski            2002         112,098          34,500              0                 0           4,502
  President -                   2001         108,833          22,707              0            10,000           4,452
  Glas-Craft, Inc.              2000         103,650          32,000              0                 0           4,139

J. Stewart Nance                2002         101,500          78,500              0                 0           7,023
  President-Raven Lining        2001          93,450          96,500              0            13,000           5,243
  Systems, Inc.                 2000          89,000          58,023              0                 0           3,274

(1) Excludes perquisites and other benefits, unless the aggregate amount of such compensation is greater than 10 percent of the total of annual salary and bonus reported for the named executive officer.

(2)  Corporate contributions to the Company's 401(k) Plan.

OPTION GRANTS IN LAST FISCAL YEAR (INDIVIDUAL GRANTS)

         The Company made no grants of stock options during fiscal 2002.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

         The following table provides information relating to aggregate option exercises during the last fiscal year and fiscal year-end option values for the chief executive officer and the other executives of the Company named in the compensation table.

                                                                                      Value of Unexercised
                                                      Number of Unexercised         In-The-Money Options at
                                                  Options at November 30, 2002          November 30, 2002
                                                  ----------------------------          -----------------
                          SHARES
                        ACQUIRED ON     VALUE
        NAME             EXERCISE     REALIZED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
        ----             --------     --------    -----------    -------------    -----------    -------------
Dwight D. Goodman          22,500      $42,581        3,750          3,750          $     0         $     0
Morris H. Wheeler           5,000       10,450       25,000         25,000                0               0
Richard A. Mordarski       13,000       24,603        2,500          7,500                0               0
J. Stewart Nance                0            0       13,250          9,750           15,375               0

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company has an Employment Agreement with Morris H. Wheeler, its Chief Executive Officer, which expires on December 31, 2003. Under the terms of the Agreement, Mr. Wheeler receives a salary of $143,000, adjusted annually for inflation. Under the Agreement, in the event of a "change-in-control" (as defined in the agreement) and Mr. Wheeler's employment is terminated by the Company for reasons other than "cause" or by Mr. Wheeler for "good reason," he shall be entitled to a severance payment equal to two times his then base salary. Additionally, the Company paid a fee of $50,000 in fiscal 2002 to an entity controlled by Mr. Wheeler for the provision of office space for Mr. Wheeler and other management support.

         In November 2001, the Company approved the sale of an aggregate of 99,999 shares of Common Stock to six executive and other officers of the Company and its subsidiaries at a price of $2.56 per share. The Company received promissory notes from each of the purchasers for the shares. Principal and interest on the Notes is due in November 2005; the Notes bear interest at 4.13%. The Company has the right, but not the obligation, to repurchase, in decreasing percentages, the shares in the event of an individual's termination of employment within three years.

         The Company has a Financial Advisory Agreement with Clarion pursuant to which Clarion provides management support. Clarion receives a quarterly fee of $13,000. Under the agreement, Clarion also performs additional specific projects, as requested. Under the agreement, Clarion received $52,000 in fiscal 2002.

AMENDMENT OF THE EMPLOYEE STOCK OPTION PLAN

            Pursuant to the provisions of the Company's 1994 Stock Option Plan (the "Plan"), key employees of the Company, non-employee Directors of the Company and consultants may be offered the opportunity to acquire shares of Common Stock by the grant of stock options including both incentive stock options (ISO's), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and nonqualified stock options. ISO's are not available to consultants or non-employee directors. The Compensation Committee of the Board of Directors administers the Plan. The Committee has broad discretion to set the terms and conditions of the options, provided that no option may be exercisable more than ten years after the date of grant. Currently, there are approximately 45 employees and outside directors eligible to participate in the Plan.

          The Board of Directors has determined that it is desirable to amend the Plan to increase the aggregate number of shares that may be issued under the Plan by an additional 184,000 shares, to an aggregate of 600,000 shares. The Board believes this increase is necessary in order to continue to provide adequate incentives to eligible employees, directors and consultants. At November 30, 2003 there were only 36,750 shares available for grant and the Plan lacked sufficient shares for the grants that were proposed by management. The Board of Directors increased the number of authorized shares, subject to shareholder approval. The December 2002 grants of 100,000 options were made subject to stockholder approval of the increase in authorized shares. As a result of the proposed amendment increasing available shares by 184,000 the Company will have 120,750 shares available for future grants. There are currently 277,500 options outstanding, including the December 2002 grants, at an average exercise price of $3.51. On April 14, 2003 the last sale price of the Company's common stock was $3.71.

         The Board of Directors also has determined that it is desirable to amend the Plan to extend its life from June 30, 2004 to November 30, 2009. The Board believes continuation of the Plan is necessary to provide adequate incentives to eligible employees, directors and consultants.

                                                              Equity Compensation Plan Information
                                                              ------------------------------------
                                               Number of securities                               Number of shares
                                             issuable upon exercise of                          available for future
                                              outstanding options at       Weighted Average         issuances at
               Name of Plan                      November 30, 2002          Exercise Price        November 30,2002
               ------------                      -----------------          --------------        ----------------
Plans approved by Stockholders:                       199,750                    $3.00                220,750*
         1994 Stock Option Plan

Plans not approved by Stockholders:
         None

* Includes the184,000 shares subject to shareholder approval at the 2003 Annual Meeting.

         The management and the Board of Directors of the Company unanimously recommend that you vote "For" approval of the amendments to the Employee Stock Option Plan. The affirmative vote of a majority of the shares of voting securities present in person or represented by proxy at the annual meeting will be required for such approval.

RATIFICATION OF INDEPENDENT AUDITORS

         On June 12, 2002 Cohesant Technologies, Inc. (the "Company") dismissed Arthur Andersen as its independent auditors. Simultaneously with the dismissal of Arthur Andersen, the Company engaged Ernst & Young to act as its independent auditors as successor to Arthur Andersen. During the two most recent fiscal years and subsequent interim period, the Company has not consulted with Ernst & Young regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures or a reportable event (as defined in Item 304 (a)(1)(v) of Regulation S-K).

         The Audit Committee of the Company's Board of Directors recommended the dismissal of Arthur Andersen and, simultaneously, the appointment of Ernst & Young as the Company's independent auditors. The Company's Board of Directors adopted the Audit Committee's recommendations.

         During the year 2002, Arthur Andersen LLP provided various audit and non-audit services to the Company as follows:

     (a) Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company's first quarter review of financial statements in the Company's Form 10QSB Report. $5,000

     (b)  Financial Information Systems design and implementation Fees: None

     (c)  All Other Fees: $2,225

         During the year 2002, Ernst & Young LLP provided various audit and non-audit services to the Company as follows:

     (a) Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company's year ended November 30, 2002 annual financial statements and review of financial statements in the Company's Form 10QSB Reports. $44,400

     (b)  Financial Information Systems design and implementation Fees: None

     (c) All Other Fees: Principally tax return preparation and advisement. $26,465

         The Audit Committee of the Board has considered whether the services described in sections (b) and (c) above are compatible with maintaining the independent accountant's independence and has determined that such services have not adversely affected Arthur Andersen LLP's or Ernst & Young LLP's independence.

         The Audit Committee of the Board of Directors has selected Ernst & Young LLP as auditors for the fiscal year ended November 30, 2003. The Audit Committee requests ratification of the appointment of Ernst & Young LLP by the stockholders at the Annual Meeting. The Board of Directors recommends that each stockholder vote "FOR" ratification of Ernst & Young LLP as auditors for fiscal 2003.

         Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

         Proposals of stockholders which are intended to be presented by such stockholders at the Company's next annual meeting of stockholders to be held in 2004 must be received by the Company no later than December 29, 2003 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           Morris H. Wheeler
                                           President and Chief Executive Officer

Indianapolis, Indiana
April 28, 2003



                              FINANCIAL INFORMATION

         UPON WRITTEN REQUEST BY ANY STOCKHOLDER TO THE SECRETARY, COHESANT TECHNOLOGIES INC., 5845 WEST 82ND STREET, SUITE 102, INDIANAPOLIS, INDIANA 46278, A COPY OF THE COMPANY'S 2002 ANNUAL REPORT ON FORM 10-KSB, AS AMENDED (BUT WITHOUT EXHIBITS), WILL BE PROVIDED WITHOUT CHARGE.

                           COHESANT TECHNOLOGIES INC.
                        5845 West 82nd Street, Suite 102
                           Indianapolis, Indiana 46278

PROXY

         The undersigned, a holder of Common Stock of Cohesant Technologies Inc., a Delaware corporation (the "Company"), hereby appoints DWIGHT D. GOODMAN and MORRIS H. WHEELER, and each of them, the proxies of the undersigned, each with full power of substitution, to attend, represent and vote for the undersigned, all of the shares of the Company which the undersigned would be entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on June 12, 2003 and any adjournments thereof, as follows:

1. The election of five members to the Board of Directors to hold office for a one-year term and until their successors are duly elected and qualified, as provided in the Company's Proxy Statement:

         FOR ALL NOMINEES LISTED BELOW      WITHHOLD AUTHORITY TO VOTE FOR ALL
                                            NOMINEES LISTED BELOW
                 [       ]                           [      ]

         (INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through or otherwise strike out his name below)

         Michael L. Boeckman, Morton A. Cohen, Dwight D. Goodman,
         Richard L. Immerman and Morris H. Wheeler.

2.       The approval of amendments to the Company's 1994 Stock Option Plan.
                            FOR            AGAINST        ABSTAIN
                          [      ]        [      ]        [      ]

3. The ratification of the appointment of Ernst & Young, LLP as the Company's auditors for the fiscal year ending November 30, 2003.
                            FOR            AGAINST        ABSTAIN
                          [      ]        [      ]        [      ]

4. Upon such other matters as may properly come before the meeting or any adjournments thereof.

         The undersigned hereby revokes any other proxy to vote at such Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitations hereof, said proxies are authorized to vote in accordance with their best judgment.

           (Continued, and to be dated and signed, on the other side)

                         (Continued from the other side)

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE OTHER SIDE HEREOF, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE FIVE DIRECTORS NAMED IN PROPOSAL 1, FOR THE ADOPTION OF PROPOSALS 2 AND 3, AND AS SAID PROXIES SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

         THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF A COPY OF THE NOTICE OF ANNUAL MEETING AND ACCOMPANYING PROXY STATEMENT DATED APRIL 28, 2003, RELATING TO THE ANNUAL MEETING AND THE 2002 ANNUAL REPORT TO STOCKHOLDERS.

         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


                                             Date:                     , 2003
                                                 -----------------------

                                             ----------------------------------
                                             Signature(s) of Stockholder(s)

                                             The signature(s) hereon should
                                             correspond exactly with the name(s)
                                             of the Stockholder(s) appearing on
                                             the Stock Certificate. If stock is
                                             jointly held, all joint owners
                                             should sign. When signing as
                                             attorney, executor, administrator,
                                             trustee or guardian, please give
                                             full title as such. If signer is a
                                             corporation, please sign the full
                                             corporate name, and give title of
                                             signing officer.

                                             THIS PROXY IS SOLICITED BY THE
                                             BOARD OF DIRECTORS OF COHESANT
                                             TECHNOLOGIES INC.